EXHIBIT 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 9, 2014, is by and among (a) ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), (b) ESTERLINE TECHNOLOGIES EUROPE LIMITED, a company incorporated in England and Wales with registration number 06787209 (“ETEL”), (c) ESTERLINE TECHNOLOGIES LIMITED, a company incorporated in England and Wales with registration number 03837209 (“ETL”), ESTERLINE TECHNOLOGIES GLOBAL LIMITED, a company incorporated in England and Wales with registration number 09002080 (“ETGL”), TA MFG LIMITED, a company incorporated in England and Wales with registration number 01979171 (“TA MFG”) and ESTERLINE INTERFACE TECHNOLOGIES LIMITED, a company incorporated in England and Wales with registration number 08331349 (“EITL” and together with ETL, ETGL and TA MFG, collectively, the “Additional U.K. Borrowers”; the Additional U.K. Borrowers, together with ETEL, collectively, the “U.K. Borrowers”; the U.K. Borrowers, together with the Company, collectively the “Borrowers”), (d) the Domestic Subsidiaries of the Company party hereto (collectively, the “Guarantors”), (e) the Lenders (as defined below) party hereto and (f) WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Company, ETEL, the Guarantors, the Obligated Foreign Subsidiaries, the banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of March 11, 2011 (as amended by that certain First Amendment to Credit Agreement dated as of April 29, 2011, that certain Second Amendment to Credit Agreement dated as of May 17, 2011, that certain Third Amendment to Credit Agreement dated as of July 20, 2011, that certain Fourth Amendment to Credit Agreement dated as of April 8, 2013, and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement;

WHEREAS, the Credit Parties have requested that the Required Lenders consent to certain transactions among the Company and its Subsidiaries (the “Financing Structure Transactions”) that are depicted in the step plan attached to this Amendment as Exhibit A (the “Step Plan”) and described in the analysis attached to this Amendment as Exhibit B (the “Analysis”); and

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement and consent to the Financing Structure Transactions, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1Amendment to Introduction.  The first paragraph of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

THIS CREDIT AGREEMENT, dated as of March 11, 2011, is by and among ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), ESTERLINE TECHNOLOGIES EUROPE LIMITED, a company incorporated in England and Wales with registration number 06787209 (“ETEL”), ESTERLINE TECHNOLOGIES LIMITED, a company incorporated in England and Wales with registration number 03837209 (“ETL”), ESTERLINE TECHNOLOGIES GLOBAL LIMITED, a company incorporated in England and Wales with registration number 09002080 (“ETGL”), TA MFG LIMITED, a company incorporated in England and Wales with registration number 01979171 (“TA MFG”) and ESTERLINE INTERFACE TECHNOLOGIES LIMITED, a company incorporated in England and Wales with registration number 08331349 (“EITL”), the Guarantors (as hereinafter defined), the Obligated Foreign Subsidiaries (as hereinafter defined), the Lenders (as hereinafter defined) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”).

1.2New Definitions.  The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“EITL” shall have the meaning set forth in the first paragraph of this Agreement.

“EITL Security Agreement” shall mean the security agreement dated the Fifth Amendment Effective Date entered into by EITL and the Trustee.

“ETEL” shall have the meaning set forth in the first paragraph of this Agreement.

“ETEL Security Agreement” shall mean the security agreement dated the Fifth Amendment Effective Date entered into by ETEL and the Trustee.

“ETGL” shall have the meaning set forth in the first paragraph of this Agreement.

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

“ETGL Security Agreement” shall mean the security agreement dated the Fifth Amendment Effective Date entered into by ETGL and the Trustee.

“ETHL Security Agreement” shall mean the security agreement dated 1 September 2011 entered into by, among others, Esterline Technologies Holdings Limited and the Trustee.

“ETL” shall have the meaning set forth in the first paragraph of this Agreement.

“ETL Security Agreement” shall mean the security agreement dated the Fifth Amendment Effective Date entered into by ETL and the Trustee.

“Excluded Swap Obligation” means, with respect to any Guarantor or Obligated Foreign Subsidiary, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor or such Obligated Foreign Subsidiary of, or the grant by such Guarantor or such Obligated Foreign Subsidiary of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s or such Obligated Foreign Subsidiary’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or such Obligated Foreign Subsidiary or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of the Fifth Amendment Effective Date, by and among the Company, the U.K. Borrowers, the Guarantors, the Lenders and the Administrative Agent.

“Fifth Amendment Effective Date” means June 9, 2014.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor or Obligated Foreign Subsidiary that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder.

“Swap Obligations” means, with respect to any Guarantor or Obligated Foreign Subsidiary, an obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of § 1a(47) of the Commodity Exchange Act.

“TA MFG” shall have the meaning set forth in the first paragraph of this Agreement.

“TA MFG Security Agreement” shall mean the security agreement dated the Fifth Amendment Effective Date entered into by TA MFG and the Trustee.

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

1.3Amendment to Definition of Account Designation Notice.  The definition of Account Designation Notice set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Account Designation Notice” shall mean (a) the Account Designation Notice dated as of the Closing Date from the Company to the Administrative Agent, (b) the Account Designation Notice dated as of the Third Amendment Effective Date from the U.K. Borrower to the Administrative Agent, (c) the Account Designation Notice dated as of the Fourth Amendment Effective Date from the Company to the Administrative Agent, and (d) the Account Designation Notice dated as of the Fifth Amendment Effective Date from the U.K. Borrowers to the Administrative Agent, in each case in substantially the form attached hereto as Exhibit 1.1(a).

1.4Amendment to Definition of Borrowers.  The definition of Borrowers set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Borrowers” shall mean the U.K. Borrowers and the Company.

1.5Amendment to Definition of Change in Law.  The definition of Change in Law set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

1.6Amendment to Definition of Credit Party Obligations.  The definition of Credit Party Obligations set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the text “, but in all cases excluding Excluded Swap Obligations” after “Bank Product Debt” in such definition.

1.7Amendment to Definition of French Pledge Agreements.  The definition of French Pledge Agreements set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

“French Pledge Agreements” shall mean the pledge of the shares of the French Subsidiary dated as of the Third Amendment Effective Date executed by ETEL, Esterline Technologies French Acquisition Limited and the Administrative Agent, for and on behalf of the Secured Parties, as the same may be amended, modified, extended, restated, replaced or supplemented from time to time in accordance with the terms hereof and thereof.

1.8Amendment to Definition of Joined U.K. Subsidiary.  The definition of Joined U.K. Subsidiary set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

1.9Amendment to Definition of Obligations.  The definition of Obligations set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Obligations” shall mean, collectively, all of the obligations, Indebtedness and liabilities of the Credit Parties and the Obligated Foreign Subsidiaries to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Agreement, the Notes or any of the other Credit Documents, including principal, interest, fees, costs, charges, expenses, professional fees, reimbursements, all sums chargeable to the Credit Parties and the Obligated Foreign Subsidiaries or for which any Credit Party or Obligated Foreign Subsidiary is liable as an indemnitor and whether or not evidenced by a note or other instrument and indemnification obligations and other amounts (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party or Obligated Foreign Subsidiary, regardless of whether such interest is an allowed claim under the Bankruptcy Code).  In no event shall the Obligations include any Excluded Swap Obligations.

1.10Amendment to Definition of Responsible Officer.  The definition of Responsible Officer set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “, U.K. Guarantor” in such definition.

1.11Amendments to Definitions of U.K. Asset Disposition, U.K. Recovery Event and U.K. Net Cash Proceeds.  The definitions of U.K. Asset Disposition, U.K. Recovery Event and U.K. Net Cash Proceeds set forth in Section 1.1 of the Credit Agreement are hereby amended by replacing the references to “the U.K. Borrower” in such definitions with “ETEL”.

1.12Amendment to Definition of U.K. Borrower.  The definition of U.K. Borrower set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth below in this Section 1.12.  As used in all provisions of the Credit Agreement, all references to the term “U.K. Borrower” shall constitute references to the “U.K. Borrowers” as defined below, unless the context requires otherwise, in which case such references shall mean any of the U.K. Borrowers.

“U.K. Borrowers” shall mean a collective reference to ETEL, ETL, TA MFG, ETGL and EITL, together with any Subsidiary of the Company formed under the laws of England and Wales that is joined as a U.K. Borrower pursuant to Section 5.10(c) of this Agreement.

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

1.13Amendment to Definition of U.K. Collateral Documents.  The definition of U.K. Collateral Documents set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“U.K. Collateral Documents” shall mean (a) the U.K. Security Agreements, (b) the U.K. Trust Agreement and (c) the Security Assignment of Escrow Agreement and Escrow Account, dated as of the Third Amendment Effective Date, by and among the ETEL and the Administrative Agent.

1.14Amendment to Definition of U.K. Security Agreements.  The definition of U.K. Security Agreements set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“U.K. Security Agreements” shall mean (a) the ETHL Security Agreement, (b) the ETL Security Agreement, (c) the ETEL Security Agreement, (d) the ETGL Security Agreement, (e) the TA MFG Security Agreement, (f) the EITL Security Agreement and (g) any other security now or in the future granted by any Subsidiary of the Company in favor of the Trustee as security for the Secured Liabilities (as defined in the U.K. Security Agreements).

1.15Amendment to Definition of U.K. Guarantors.  The definition of U.K. Guarantors set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“U.K. Guarantors” shall mean those Subsidiaries of the U.K. Borrowers that executed or became party to the U.K. Guaranty prior to the Fifth Amendment Effective Date which were released from their obligations as U.K. Guarantors under the Credit Documents pursuant to the Fifth Amendment.

1.16Amendments to Foreign Currency Sublimit and U.K. Borrower Sublimit. The references to (a) $75,000,000 appearing in the definition of Foreign Currency Sublimit and (b) “SEVENTY-FIVE MILLION DOLLARS ($75,000,000)” appearing in proviso (D) contained in Section 2.1(a) of the Credit Agreement are each hereby amended to read “THREE HUNDRED AND FIFTY MILLION DOLLARS ($350,000,000)”.  A new sentence is hereby added to the end of Section 2.1(a) to read as follows:

Notwithstanding any provision in the Credit Documents to the contrary, (a) no U.K. Borrower shall be liable for Loans made to or other Obligations of any other U.K. Borrower, either as a Guarantor or pursuant to joint and several liability as a co-U.K. Borrower, (b) no U.K. Borrower shall be liable for Loans made to the Company or other Obligations of the Company other than Obligations of the Company with respect to Loans made to such U.K. Borrower and (c) no collateral owned by any U.K. Borrower shall secure any Obligations other than the Obligations of such U.K. Borrower.

1.17Amendment to Section 2.2.  Section 2.2 of the Credit Agreement is hereby amended by changing all references to the “U.K. Borrower” in such Section to “ETEL”.

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

1.18Amendment to Section 2.7(a).  Section 2.7(a) of the Credit Agreement is hereby amended by replacing the references to “the U.K. Borrower” in such Section with “ETEL”.

1.19Amendment to Section 2.7(b)(i).  Section 2.7(b)(i) of the Credit Agreement is hereby amended by replacing the reference to “$75,000,000” in clause (z) therein with “$350,000,000”.

1.20Amendment to Section 2.7(b).  Section 2.7(b) of the Credit Agreement is hereby amended by replacing the references to the “U.K. Borrower” in Sections 2.7(b)(ii)(A) and 2.7(b)(iii)(A) with “ETEL”.

1.21Amendment to Section 3.28.  Section 3.28 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) None of the Borrowers, any of their Subsidiaries or, to the knowledge of the Borrowers, any director or officer of the Borrowers or any of their Subsidiaries is an individual or entity (“Person”) that is, or is owned or controlled by Persons that are: (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, which currently includes Cuba, Iran, North Korea, Sudan and Syria; and

(b) The Borrowers will not knowingly, directly or indirectly, use the proceeds of the Loans or any Letter of Credit, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture, partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise).

1.22Amendment to Section 5.10(b).  Section 5.10(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)[Reserved].

1.23Amendment to Section 5.10(c).  A new subsection 5.10(c) is hereby added to Section 5.10 of the Credit Agreement to read as follows:

(c)The Borrowers may elect to add as a U.K. Borrower under this Agreement any Subsidiary of the Company that is formed under the laws of England and Wales with the consent of the Administrative Agent on terms and conditions satisfactory to the Administrative Agent, so long as the Lenders (a) have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

limitation, the Patriot Act and (b) are satisfied with the results of such documentation and other information.

1.24Amendment to Section 5.12(b).  Section 5.12(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)Equity Interests (U.K. Borrowers).  Each U.K. Borrower, in order to secure the Obligations of such U.K. Borrower hereunder, will cause 100% of the Equity Interests in each of its direct Subsidiaries to be subject at all times to a first priority, perfected Lien (to the extent such Lien can be perfected under the laws of the United Kingdom and France) in favor of the Administrative Agent pursuant to the terms and conditions of security documents as the Administrative Agent shall reasonably request.

1.25Amendment to Section 5.12(d).  A new subsection 5.12(d) is hereby added to Section 5.12 of the Credit Agreement to read as follows:

(d)Personal Property (U.K. Borrowers). Each U.K. Borrower will cause all of its tangible and intangible personal property now owned or hereafter acquired by it to be subject at all times to a first priority, perfected Lien (subject in each case to Permitted Liens) in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Credit Party Obligations of such U.K. Borrower pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent shall reasonably request.

1.26Amendment to Section 5.18(e).  A new subsection 5.18(e) is hereby added to Section 5.18 of the Credit Agreement to read as follows:

(e)Within ninety (90) days after the Fifth Amendment Effective Date (or such longer period of time as may be agreed to by the Administrative Agent in its reasonable discretion), the Credit Parties will cause Esterline Technologies Denmark ApS to become a Guarantor hereunder by way of execution of a joinder agreement (in form and substance satisfactory to the Administrative Agent).  The Credit Party Obligations shall be secured by, among other things and provided that the Equity Interests of Esterline Technologies Denmark ApS are owned by the Company or a Guarantor, a first priority perfected security interest in the Collateral of Esterline Technologies Denmark ApS and a pledge of 100% of the Equity Interests of Esterline Technologies Denmark ApS and each of its Domestic Subsidiaries and 65% (or such higher percentage that would not reasonably be expected to result in adverse tax consequences for Esterline Technologies Denmark ApS) of the voting Equity Interests and 100% (or such lower percentage that would not reasonably be expected to result in adverse tax consequences for such the Company) of the non-voting Equity Interests of its first-tier Foreign Subsidiaries, in each case to the same extent required of Guarantors pursuant to Section 5.12.  In connection with the foregoing, the applicable Credit Parties shall deliver to the Administrative Agent, with respect to Esterline Technologies Denmark ApS to the extent applicable, substantially the same documentation required pursuant to Sections 4.1(b) –

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

(e), (i) and Section 5.12 and such other documents or agreements as the Administrative Agent may reasonably request.

1.27Amendments to Section 6.4.

(a)Section 6.4(a)(i) is of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)any Subsidiary of the Company (other than the U.K. Borrowers) may merge into or consolidate or amalgamate with or liquidate into the Company or any other Subsidiary of the Company; provided that, in the case of any such merger, consolidation or amalgamation, the Person formed by such merger, consolidation or amalgamation shall be the Company, if the Company is involved in such merger, consolidation or amalgamation, or a wholly owned Subsidiary of the Company; provided further that, in the case of any such merger, consolidation or amalgamation to which a Guarantor or a U.K. Borrower is a party, the Person formed by such merger, consolidation or amalgamation shall be a Guarantor or a U.K. Borrower, as applicable;

(b)Section 6.4(b)(iii) is of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iii)(A) sales, transfers or other dispositions of assets among (1) the Company and the Guarantors, (2) a Guarantor and other Guarantors and (3) the U.K. Borrowers, (B) sales, transfers or other dispositions of assets from any Subsidiary to the Company or any Guarantor and (C) sales, transfers or other dispositions of assets from any Subsidiary that is not a Guarantor to a U.K. Borrower; provided, however, and except to the extent permitted by Section 6.5, no such sales, transfers or other dispositions may be made by a U.K. Borrower to another U.K. Borrower if (x) the U.K. Borrower selling, transferring or disposing of such assets has any outstanding Revolving Loans hereunder at the time of such sale, transfer or disposition and (y) no Default or Event of Default exists at the time or such sale, transfer or disposition or would result therefrom.

(c)Section 6.4(b)(v) is of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(v)sales, transfers and dispositions of assets by the Company or any Subsidiary of the Company to the Company or any Subsidiary of the Company (A) if the terms of such sale, transfer or disposition, and consideration therefor, are on an arm’s-length basis, would be fair and reasonable for non-Affiliated transactions and are for 100% cash or (B) to the extent not prohibited by Section 6.5;

1.28Amendment to Section 6.5(a).  Section 6.5(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

(a)(i) Investments by the Company and its Subsidiaries in their Subsidiaries outstanding on the Third Amendment Effective Date (after giving effect to the Acquisition), (ii) additional Investments in Credit Parties (other than the U.K. Borrowers) and Investments in newly-formed, wholly-owned Subsidiaries that become Guarantors upon formation thereof, (iii) additional Investments in the U.K. Borrowers and in Subsidiaries that are not Credit Parties in an aggregate amount invested from the Closing Date not to exceed $100,000,000, (iv) Investments by Subsidiaries that are not Guarantors in the Company or other Subsidiaries (other than Investments by any U.K. Borrower, if (x) such U.K. Borrower has any outstanding Revolving Loans hereunder at the time such Investment is made or (y) a Default or Event of Default exists at the time of such Investment or would result therefrom) and (v) additional Investments in Subsidiaries of the Company in order to implement a restructure that is primarily to achieve tax benefits, provided that such restructure is approved by the Administrative Agent;

1.29Amendment to Section 6.5(g).  Section 6.5(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g)Permitted Acquisitions, including (i) any Investments by the Company and/or any Subsidiary (including, without limitation, any U.K. Borrower) in another Subsidiary in order to provide funding to such Subsidiary to consummate a Permitted Acquisition (so long as such Permitted Acquisition is consummated within thirty (30) days after such Investment; provided that such thirty (30) day limitation shall not apply to any such Investment made prior to the Third Amendment Effective date in connection with the Acquisition) and (ii) any Investments held by the acquired Person at the time of any such Permitted Acquisition, provided that such Investment was not made in contemplation or anticipation of such Permitted Acquisition;

1.30Amendment to Section 6.7.  Section 6.7 of the Credit Agreement is amended by deleting the text “(c) if the new Subsidiary is a U.K. Guarantor and complies with the requirement of a U.K. Guarantor set forth herein and in the U.K. Collateral Documents” at the end of such Section and replacing such provision with the following: “(c) if the new Subsidiary is joined as a U.K. Borrower pursuant to Section 5.10(c) and complies with the requirements of a U.K. Borrower set forth herein and in the U.K. Collateral Documents”.

1.31Amendments to Section 6.10.

(a)Clause (a)(iii) of Section 6.10 of the Credit Agreement is amended and restated in its entirety to read as follows:

(iii) the amount paid by the Company with respect to such repurchases, redemptions or other acquisitions during the term of this Agreement shall not exceed an aggregate amount equal to $200,000,000;

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

(b) Clause (g) of Section 6.10 of the Credit Agreement is amended by replacing the text “Guarantors, the U.K. Borrower and U.K. Guarantors” at the beginning of such clause with “Guarantors and the U.K. Borrowers”.

1.32Amendments to Article X.  New Sections 10.10 and 10.11 are hereby added to Article X of the Credit Agreement to read as follows:

Section 10.10Eligible Contract Participant.

Notwithstanding anything to the contrary in any Credit Document, no Guarantor or Obligated Foreign Subsidiary shall be deemed under this Article X to be a guarantor of any Swap Obligations if such Guarantor or such Obligated Foreign Subsidiary was not an “eligible contract participant” as defined in § 1a(18) of the Commodity Exchange Act, at the time the guarantee under this Article X becomes effective with respect to such Swap Obligation and to the extent that the providing of such guarantee by such Guarantor or such Obligated Foreign Subsidiary would violate the Commodity Exchange Act; provided however that in determining whether any Guarantor or Obligated Foreign Subsidiary is an “eligible contract participant” under the Commodity Exchange Act, the guarantee of the Credit Party Obligations of such Guarantor or such Obligated Foreign Subsidiary under this Article X by a Guarantor or an Obligated Foreign Subsidiary that is also a Qualified ECP Guarantor shall be taken into account.

Section 10.11Keepwell.

Without limiting anything in this Article X, each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to each Guarantor or Obligated Foreign Subsidiary that is not an “eligible contract participant” under the Commodity Exchange Act at the time the guarantee under this Article X becomes effective with respect to any Swap Obligation, to honor all of the Obligations of such Guarantor or such Obligated Foreign Subsidiary under this Article X in respect of such Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.11 for the maximum amount of such liability that can be hereby incurred without rendering its undertaking under this Section 10.11, or otherwise under this Article X, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The undertaking of each Qualified ECP Guarantor under this Section 10.11 shall remain in full force and effect until termination of the Commitments and payment in full of all Loans and other Credit Party Obligations. Each Qualified ECP Guarantor intends that this Section 10.11 constitute, and this Section 10.11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Guarantor and Obligated Foreign Subsidiary that would otherwise not constitute an “eligible contract participant” under the Commodity Exchange Act.

1.33Amendment to Schedules and Exhibits.  Those certain Schedules and Exhibits attached as Exhibit C to this Amendment shall replace the corresponding Schedules and Exhibits to the Credit Agreement.  All other Schedules and Exhibits to the Credit Agreement shall not be modified or otherwise affected.

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

ARTICLE II

CONSENT

2.1Consent. The Required Lenders hereby consent to the Financing Structure Transactions on the following terms and subject to the following conditions:

(a)At the discretion of the Company, not all of the steps that constitute the Financing Structure Transactions must be consummated;

(b)In addition to the releases of Guaranties and Collateral specifically described in the Analysis, the Administrative Agent shall have the authority, in its reasonable discretion, to release additional Guaranties and Collateral (other than Guaranties and Collateral granted by the Company) in order to enable the Company to implement the Financing Structure Transactions;

(c)The consent of the Required Lenders is conditioned upon (i) the satisfaction of the conditions precedent set forth in Article IV of this Amendment and (ii) the Company and its Subsidiaries providing to the Administrative Agent such Guaranties, Joinder Agreements and Security Documents as are required pursuant to Sections 5.10 and 5.12 of the Credit Agreement and are contemplated by the Analysis within 90 days of the particular Financing Structure Transaction that gives rise to the requirement for such Guaranty, Joinder Agreement and Security Documents (or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion); and

(d)The consent set forth in this Article II shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default nor as a waiver of any breach or default of which the Lenders have not been informed by the Company, (ii) affect the right of the Lenders to demand compliance by the Company and the other Credit Parties with all terms and conditions of the Credit Agreement, except as consented to pursuant to the terms hereof, (iii) be deemed a waiver of any transaction or future action on the part of the Company or any other Credit Party requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement or (iv) except as consented to herein, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE III

JOINDER AGREEMENT AND RELEASE OF GUARANTOR

3.1Joinder of Additional U.K. Borrowers.  Each Additional U.K. Borrower hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Additional U.K. Borrower will be deemed to be a party to and a “Borrower” and “U.K. Borrower” under the Credit Agreement and shall have all of the obligations of a U.K Borrower as set forth in the Credit Agreement as if it had executed the Credit Agreement.  Each Additional U.K. Borrower hereby

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents to which it is a party (to the extent applicable to the U.K. Borrower), including, without limitation (a) all of the applicable representations and warranties set forth in Article III of the Credit Agreement and (b) all of the applicable affirmative and applicable negative covenants set forth in Articles V and VI of the Credit Agreement.  Each Additional U.K. Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto.

3.2Release of Guarantor.  On the Amendment Effective Date, (a) ETL shall be released as a Guarantor and shall be discharged from all of its obligations as a Guarantor, and have no liability as a Guarantor, under the Guaranty or any of the other Credit Documents and (b) all Collateral owned by ETL shall not secure any Obligations other than ETL’s Obligations as a U.K. Borrower.  This release and discharge shall be effective without any additional action being taken by the Administrative Agent or any Lender; provided that, at the request of ETL, the Administrative Agent shall, and each Required Lender party hereto hereby authorizes the Administrative Agent to, deliver to ETL, any instrument, document or certificate to confirm that it has been released and discharged (as a Guarantor) from all such obligations and liabilities and to give further effect to this Section 3.2.  For the avoidance of doubt, after the Amendment Effective Date, ETL shall have all obligations and liabilities of a U.K. Borrower under the Credit Documents.

3.3Release of U.K. Guarantors.  On the Amendment Effective Date, (a) each U.K. Guarantor shall be released as a U.K. Guarantor and shall be discharged from all of its obligations as a U.K. Guarantor, and have no liability as a U.K. Guarantor, under the U.K. Guaranty or any of the other Credit Documents and (b) all Collateral owned by each U.K. Guarantor shall hereby be deemed released and shall no longer secure any Obligations.  This release and discharge shall be effective without any additional action being taken by the Administrative Agent or any Lender; provided that, at the request of a U.K. Guarantor, the Administrative Agent shall, and each Required Lender party hereto hereby authorizes the Administrative Agent to, deliver to such U.K. Guarantor, any instrument, document or certificate to confirm that it has been released and discharged (as a U.K. Guarantor) from all such obligations and liabilities and such Collateral has been released from all encumbrances under the Security Documents and to give further effect to this Section 3.3.  For the avoidance of doubt, after the Amendment Effective Date, each U.K. Borrower shall have all obligations and liabilities of a U.K. Borrower under the Credit Documents.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)Executed Amendment.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Additional U.K. Borrowers, the Administrative Agent and the Required Lenders and acknowledged and agreed to by the U.K. Guarantors.

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

(b)Organizational Documents.  The Administrative Agent shall have received (i) a certificate of a secretary or assistant secretary of (A) the Company certifying that the articles of incorporation, bylaws and/or other organizational documents (or their equivalent), as applicable, of each Credit Party that were delivered on the Closing Date, the Third Amendment Effective Date, the Fourth Amendment Effective Date or the date on which any Credit Party was joined as a Guarantor pursuant to the terms of the Credit Agreement, as applicable, or certified updates as applicable, remain true and correct and in force and effect as of the Amendment Effective Date and (B) each Additional U.K. Borrower, attaching the articles of incorporation, bylaws and/or other organizational documents (or their equivalent), as applicable and (ii) resolutions, incumbency and good standing certificates (or their equivalent), as applicable, for the Credit Parties and the Additional U.K. Borrowers.

(c)Officer’s Certificate.  The Administrative Agent shall have received a certificate or certificates executed by an officer of the Company as of the Amendment Effective Date stating that (i) all consents and approvals of boards of directors, shareholders, governmental authorities and other applicable third parties necessary in connection with this Amendment have been obtained and remain in full force; (ii) there exists no action, suit, proceeding or, to such officer’s knowledge, investigation (whether previously existing, newly instituted or, to such officer’s knowledge, threatened) before, and no order, injunction or decree has been entered by, any court, arbitrator or governmental authority, in each case seeking to enjoin, restrain, restrict, set aside or prohibit, to impose material conditions upon, or to obtain substantial damages in respect of, this Amendment or that could reasonably be expected to have a material adverse effect upon the financial condition, operations, properties, assets, liabilities or business of the Company and its subsidiaries taken as a whole, or on the ability of any Credit Party and any of its subsidiaries to perform their respective obligations under or in connection with this Amendment and the Credit Documents; and (iii) immediately after giving effect to this Amendment and all the transactions contemplated hereby to occur on the Amendment Effective Date, (1) no Default or Event of Default exists; (2) all representations and warranties contained herein and in the Credit Documents (as amended hereby) are true and correct in all material respects; (3) the Company is in compliance with each of the financial covenants set forth in Section 5.9 of the Credit Agreement; and (4) the Credit Parties, taken as a whole, are Solvent.

(d)Legal Opinion.  The Administrative Agent shall have received (i) an opinion of counsel for the Credit Parties and (ii) an opinion of U.K. counsel with respect to the U.K. Borrowers, in each case dated the Amendment Effective Date, addressed to the Administrative Agent and the Lenders and in form and substance acceptable to the Administrative Agent.

(e)Security Interests and Perfection.  The Administrative Agent shall have received a copy of amendments and/or joinders to the U.K. Collateral Documents duly executed by each of ETEL and the Additional U.K. Borrowers and the Administrative Agent.  All documents, instruments, reports and policies required to insure, perfect or evidence the Administrative Agent’s first priority security interest in the collateral of

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

ETEL and the Additional U.K. Borrowers identified in the U.K. Collateral Documents will have been executed and/or delivered and, to the extent applicable, be in proper form for filing.

(f)Fees and Expenses.

(i)The Administrative Agent shall have received from the Company such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Company payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(ii)All fees due in connection with this Amendment will be payable in U.S. dollars.  To the extent any portion of any fee is calculated in a Foreign Currency, such amount shall be converted to the equivalent amount thereof in Dollars as reasonably determined by the Administrative Agent as of the Amendment Effective Date on the basis of the Spot Rate for the purchase of Dollars with such Foreign Currency.

(g)Miscellaneous.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE V
MISCELLANEOUS

5.1Amended Terms.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

5.2Representations and Warranties of Credit Parties.  Each of the Credit Parties and the Additional U.K. Borrowers represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment and, in the case of each Borrower, to obtain the Extensions of Credit on the terms and conditions of the Credit Agreement, as amended hereby.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment except consents, approvals, authorizations, filings or registrations which have been obtained or made and are in full force and effect.

(d)The representations and warranties set forth in Article III of the Credit Agreement and each other Credit Document are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

5.3Reaffirmation of Obligations.  Each Credit Party and each Additional U.K. Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.  Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment.  Each Guarantor hereby confirms that the Guaranty to which it is a party will continue to guarantee to the fullest extent possible the payment and performance of all obligations, including, without limitation, the Credit Party Obligations, of the Borrowers and the other Credit Parties now or hereafter existing under or in respect of the Credit Agreement or any other Credit Document.   Each Guarantor acknowledges and agrees that each Credit Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations, including, without limitation, the Credit Party Obligations, shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

5.4Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.5Expenses.  The Company agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

5.6Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

5.7Entirety.  This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

5.8Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

5.9GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.10Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.11Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

COMPANY:	ESTERLINE TECHNOLOGIES CORPORATION,

a Delaware corporation

By: /s/ Robert D. George

Name:Robert D. George

Title:Chief Financial Officer, Vice President & Corporate Development

GUARANTORS:	ADVANCED INPUT DEVICES, INC.,

a Delaware corporation

ANGUS ELECTRONICS CO.,

a Delaware corporation

ARMTEC COUNTERMEASURES CO.,

a Delaware corporation

ARMTEC COUNTERMEASURES TNO CO.,

a Delaware corporation

ARMTEC DEFENSE PRODUCTS CO.,

a Delaware corporation

AVISTA, INCORPORATED,

a Wisconsin corporation

BVR TECHNOLOGIES CO.,

a Delaware corporation

CMC ELECTRONICS AURORA LLC,

a Delaware limited liability company

ECLIPSE ELECTRONIC SYSTEMS, INC.,

a Texas corporation

ESTERLINE INTERNATIONAL COMPANY,

a Delaware corporation

ESTERLINE SENSORS SERVICES AMERICAS,

INC., a Delaware corporation

ESTERLINE US LLC,

a Delaware limited liability company

HYTEK FINISHES CO.,

a Delaware corporation

By: /s/ Robert D. George

Name:Robert D. George

Title:Vice President of each of the foregoing

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

JANCO CORPORATION,

a California corporation

KIRKHILL-TA CO.,

a California corporation

KORRY ELECTRONICS CO.,

a Delaware corporation

LEACH HOLDING CORPORATION,

a Delaware corporation

LEACH INTERNATIONAL CORPORATION,

a Delaware corporation

LEACH TECHNOLOGY GROUP, INC.,

a Delaware corporation

MASON ELECTRIC CO.,

a Delaware corporation

MC TECH CO.,

a Delaware corporation

MEMTRON TECHNOLOGIES CO.,

a Delaware corporation

NMC GROUP, INC.,

a California corporation

NORWICH AERO PRODUCTS, INC.,

a New York corporation

PALOMAR PRODUCTS, INC.,

a Delaware corporation

PACIFIC AEROSPACE & ELECTRONICS, INC.,

a Washington corporation

SOURIAU USA, INC.,

a Delaware corporation

By: /s/ Robert D. George

Name:Robert D. George

Title:Vice President of each of the foregoing

ESTERLINE EUROPE COMPANY LLC,

a Delaware limited liability company

ESTERLINE TECHNOLOGIES SGIP LLC,

a Delaware limited liability company

By:  Esterline Technologies Corporation,

its Sole Manager

By: /s/ Robert D. George

Name:Robert D. George

Title:Chief Financial Officer, Vice President & Corporate Development

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

ESTERLINE TECHNOLOGIES HOLDINGS LIMITED

By: /s/ Robert D. George

Name:Robert D. George

Title:Director

LEACH INTERNATIONAL MEXICO S. DE R.L. DE C.V.

By: /s/ Robert D. George

Name:Robert D. George

Title:First Vice President

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

U.K. BORROWERS:	ESTERLINE TECHNOLOGIES EUROPE

LIMITED, a company organized under the laws of England and Wales

By: /s/ Robert D. George

Name:Robert D. George

Title:Director

ESTERLINE TECHNOLOGIES LIMITED, a company organized under the laws of England and Wales

By: /s/ Robert D. George

Name:Robert D. George

Title:Director

ESTERLINE TECHNOLOGIES GLOBAL LIMITED, a company organized under the laws of England and Wales

By: /s/ Robert D. George

Name:Robert D. George

Title:Director

TA MFG LIMITED, a company organized under the laws of England and Wales

By: /s/ Robert D. George

Name:Robert D. George

Title:Director

ESTERLINE INTERFACE TECHNOLOGIES LIMITED, a company organized under the laws of England and Wales

By: /s/ Robert D. George

Name:Robert D. George

Title:Director

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

Acknowledged and Agreed:

U.K. GUARANTORS:

ESTERLINE TECHNOLOGIES FRENCH ACQUISITION LIMITED

GAMESMAN LIMITED

WESTON AEROSPACE LIMITED

DARCHEM HOLDINGS LIMITED

DARCHEM ENGINEERING LIMITED

RACAL ACOUSTICS GROUP LIMITED

RACAL ACOUSTICS HOLDINGS LIMITED

RACAL ACOUSTICS LIMITED

By: /s/ Robert D. George

Name:Robert D. George

Title:Director of each of the foregoing

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By: /s/ Russ Carson

Name: Russ Carson

Title: Vice President

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:U.S. BANK NATIONAL ASSOCIATION

By: /s/ Kurban H. Merchant

Name: Kurban H. Merchant

Title: Vice President

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:UNION BANK

By: /s/ Ray Ward

Name: Ray Ward

Title: Vice President

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:TD Bank N.A.

By: /s/ Bernadette Collins

Name: Bernadette Collins

Title: Senior Vice President

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:ROYAL BANK OF CANADA

By: /s/ Richard C. Smith

Name: Richard C. Smith

Title: Authorized Signatory

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:BNP PARIBAS

By: /s/ Rick Pace

Name: Rick Pace

Title: Managing Director

By: /s/ James Goodall

Name: James Goodall

Title: Managing Director

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:The Northern Trust Company

By: /s/ Brandon Rolek

Name: Brandon Rolek

Title: Senior Vice President

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:KEYBANK NATIONAL ASSOCIATION

By: /s/ Geoff Smith

Name: Geoff Smith

Title: Senior Vice President

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:HSBC Bank USA, National Association

By: /s/ Deborah S. Watson

Name: Deborah S. Watson

Title: SVP, Relationship Manager

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:Comerica Bank

By: /s/ Elizabeth Gonzalez

Name: Elizabeth Gonzalez

Title: Corporate Banking Officer

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:Bank of America, N.A.

By: /s/ Arthur Ng

Name: Arthur Ng

Title: Vice President

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:Barclays Bank PLC

By: /s/ Aarti Rau

Name: Aarti Rau

Title: Director

ESTERLINE TECHNOLOGIES CORPORATION

FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:Bank of the West

By: /s/ David M. Purcell

Name: David M. Purcell

Title: Vice President